PROSPECTUS                                                    March 3, 1997
                                             as supplemented October 22, 1997

  EVERGREEN VARIABLE TRUST                  (Evergreen Tree Symbol appears here)

  EVERGREEN VA FUND
  EVERGREEN VA GROWTH AND INCOME FUND
  EVERGREEN VA FOUNDATION FUND
  EVERGREEN VA GLOBAL LEADERS FUND
  EVERGREEN VA STRATEGIC INCOME FUND
  EVERGREEN VA AGGRESSIVE GROWTH FUND

           The Evergreen Variable Trust (the "Trust") is designed to provide investors with a selection of investment alternatives which seek to provide capital growth, income and diversification through its six investment series (the "Funds"). The Trust is an open-end management investment company. This Prospectus sets forth concise information about the Trust and the Funds that a prospective investor should know before investing. Shares of the Funds are only sold to (a) separate accounts funding variable annuity and variable life insurance contracts issued by life insurance companies; and (b) qualified pension and retirement plans. The address of the Trust is 200 Berkeley Street, Boston, Massachusetts 02116.

           A Statement of Additional Information for the Trust dated March 3, 1997 has been filed with the Securities and Exchange Commission and is incorporated by reference herein. The Statement of Additional Information provides information regarding certain matters discussed in this Prospectus and other matters which may be of interest to investors, and may be obtained without charge by calling the Trust at (800)321-9332. There can be no assurance that the investment objective of any Fund will be achieved. Investors are advised to read this Prospectus carefully.

  THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK OR ANY SUBSIDIARIES OF A BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED OR OTHERWISE PROTECTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                   KEEP THIS PROSPECTUS FOR FUTURE REFERENCE

                               TABLE OF CONTENTS

OVERVIEW OF THE FUNDS                                       2
FINANCIAL HIGHLIGHTS                                        3
DESCRIPTION OF THE FUNDS                                    6
         Investment Objectives and Policies                 6
         Investment Practices and Restrictions             10
MANAGEMENT OF THE FUNDS                                    17
         Investment Advisers                               17
         Sub-Adviser                                       19
SALE AND REDEMPTION OF SHARES                              19
         Participating Insurance Companies                 19
         Purchases                                         19
         Redemptions                                       20
         Dividends                                         20
         Tax Status                                        20
         Effect of Banking Laws                            20
GENERAL INFORMATION                                        21
         Custodian, and Transfer and Dividend
           Paying Agent                                    21
         Expenses of the Trust                             21
         Shareholder Rights                                21
         Description of Shares                             22
         Performance                                       22
         General                                           24

                             OVERVIEW OF THE FUNDS

       The following summary is qualified in its entirety by the more detailed information contained elsewhere in this Prospectus. See "Description of the Funds" and "Management of the Funds".

       The investment adviser to the EVERGREEN VA FUND, EVERGREEN VA FOUNDATION FUND, EVERGREEN VA GROWTH AND INCOME FUND and EVERGREEN VA GLOBAL LEADERS FUND is Evergreen Asset Management Corp. ("Evergreen Asset") which, with its predecessors, has served as investment adviser to the Evergreen group of mutual funds since 1971. Evergreen Asset is a wholly-owned subsidiary of First Union National Bank ("FUNB"), which in turn is a subsidiary of First Union Corporation, the sixth largest bank holding company in the United States. Lieber & Company, which is also a wholly-owned subsidiary of FUNB, furnishes Evergreen Asset with information, investment recommendations, advice and assistance to augment its investment advisory services. The Capital Management Group of FUNB serves as investment adviser to EVERGREEN VA AGGRESSIVE GROWTH FUND. The investment adviser to the EVERGREEN VA STRATEGIC INCOME FUND is Keystone Investment Management Company ("Keystone") which, along with its predecessors, has provided investment advisory and management services since 1932. Keystone is a wholly-owned subsidiary of FUNB.

       EVERGREEN VA FUND seeks to achieve capital appreciation by investing in the securities of little-known or relatively small companies, or companies undergoing changes which the Fund's investment adviser believes will have favorable consequences. Income will not be a factor in the selection of portfolio investments.

       EVERGREEN VA GROWTH AND INCOME FUND seeks to achieve a return composed of capital appreciation in the value of its shares and current income. The Fund will attempt to meet its objective by investing in the securities of companies which are undervalued in the marketplace relative to those companies' assets, breakup value, earnings, or potential earnings growth.

       EVERGREEN VA FOUNDATION FUND seeks, in order of priority, reasonable income, conservation of capital and capital appreciation. The Fund invests principally in income-producing common and preferred stocks, securities convertible into or exchangeable for common stocks and fixed income securities.

       EVERGREEN VA GLOBAL LEADERS FUND seeks to achieve capital appreciation by investing primarily in a diversified portfolio of U.S. and non-U.S. equity securities of companies located in the world's major industrialized countries. The Fund's investment adviser will attempt to screen the largest companies in the world's major industrialized countries and cause the Fund to invest, in the opinion of the Fund's investment adviser, in the 100 best based on certain qualitative and quantitative criteria.

       EVERGREEN VA STRATEGIC INCOME FUND seeks high current income from interest on debt securities and, secondarily, considers potential for growth of capital in selecting securities.

       EVERGREEN AGGRESSIVE GROWTH FUND seeks long-term capital appreciation by investing primarily in common stocks of emerging growth companies and in larger, more well established companies, all of which are viewed by the Fund's investment adviser as having above average appreciation potential.

       The tables on the following pages present, for EVERGREEN VA FUND, EVERGREEN VA FOUNDATION FUND and EVERGREEN VA GROWTH AND INCOME FUND, financial highlights for a share outstanding throughout each period presented. The information in the tables has been audited by KPMG Peat Marwick LLP. A report of KPMG Peat Marwick LLP with respect to each Fund is incorporated by reference in the Fund's Statement of Additional Information. The following information for each Fund should be read in conjunction with the financial statements and related notes which are incorporated by reference in the Fund's Statement of Additional Information.

       The offering of shares of the EVERGREEN VA GLOBAL LEADERS FUND, EVERGREEN VA STRATEGIC INCOME FUND and EVERGREEN VA AGGRESSIVE GROWTH FUND is expected to commence on or about the date of this Prospectus. Accordingly, no comparable data is available for shares of these Funds.

       Further information about a Fund's performance is contained in the Fund's annual report to shareholders, which may be obtained without charge.

                              FINANCIAL HIGHLIGHTS

EVERGREEN VA FUND

                                                                                                             March 1, 1996*
                                                                                                                through
                                                                                                           December 31, 1996
PER SHARE DATA:
Net asset value, beginning of period....................................................................          $10.00
Income from investment operations:
  Net investment income.................................................................................             .05
  Net realized and unrealized gain on investments.......................................................            1.44
    Total income from investment operations.............................................................            1.49
Less distributions to shareholders from:
  Net investment income.................................................................................            (.05)
  Net realized gain on investments......................................................................            (.03)
    Total distributions.................................................................................            (.08)
Net asset value, end of period..........................................................................          $11.41
TOTAL RETURN+...........................................................................................           14.9%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)...............................................................        $ 10,862
Ratios to average net assets:
  Expenses..............................................................................................           1.00%#
  Net investment income.................................................................................            .87%#
Portfolio turnover rate.................................................................................              6%
Average commission rate paid per share..................................................................          $.0661

* Commencement of operations.
+ Total return is calculated on net asset value per share for the period indicated and is not annualized.
# Annualized and net of expense waivers and reimbursement. If the Fund had borne all expenses that were assumed or waived by the investment advisor, the annualized ratios of expenses and net investment loss to average net assets would have been the following:

                                                                         March 1, 1996*
                                                                            through
                                                                       December 31, 1996
  Expenses..........................................................           2.38%
  Net investment loss...............................................           (.51%)

EVERGREEN VA FOUNDATION FUND

                                                                                                             March 1, 1996*
                                                                                                                through
                                                                                                           December 31, 1996
PER SHARE DATA:
Net asset value, beginning of period....................................................................          $10.00
Income from investment operations:
  Net investment income.................................................................................             .16
  Net realized and unrealized gain on investments.......................................................            1.37
    Total income from investment operations.............................................................            1.53
Less distributions to shareholders from:
  Net investment income.................................................................................            (.16)
  Net realized gain on investments......................................................................            (.06)
    Total distributions.................................................................................            (.22)
Net asset value, end of period..........................................................................          $11.31
TOTAL RETURN+...........................................................................................           15.3%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)...............................................................        $ 15,812
Ratios to average net assets:
  Expenses..............................................................................................           1.00%#
  Net investment income.................................................................................           2.70%#
Portfolio turnover rate.................................................................................             12%
Average commission rate paid per share..................................................................          $.0675

* Commencement of operations.
+ Total return is calculated on net asset value per share for the period indicated and is not annualized.
# Annualized and net of expense waivers and reimbursement. If the Fund had borne all expenses that were assumed or waived by the investment advisor, the annualized ratios of expenses and net investment income to average net assets, would have been the following:

                                                                         March 1, 1996*
                                                                            through
                                                                       December 31, 1996
  Expenses..........................................................           1.72%
  Net investment income.............................................           1.98%

EVERGREEN VA GROWTH AND INCOME FUND

                                                                                                             March 1, 1996*
                                                                                                                through
                                                                                                           December 31, 1996
PER SHARE DATA:
Net asset value, beginning of period....................................................................          $10.00
Income from investment operations:
  Net investment income.................................................................................             .06
  Net realized and unrealized gain on investments.......................................................            1.84
    Total income from investment operations.............................................................            1.90
Less distributions to shareholders from:
  Net investment income.................................................................................            (.06)
  Net realized gain on investments......................................................................            (.01)
    Total distributions.................................................................................            (.07)
Net asset value, end of period..........................................................................          $11.83
TOTAL RETURN+...........................................................................................           19.0%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)...............................................................        $ 14,484
Ratios to average net assets:
  Expenses..............................................................................................           1.00%#
  Net investment income.................................................................................           1.00%#
Portfolio turnover rate.................................................................................              2%
Average commission rate per share.......................................................................          $.0579

* Commencement of operations.
+ Total return is calculated on net asset value per share for the period indicated and is not annualized.
# Annualized and net of expense waivers and reimbursement. If the Fund had borne all expenses that were assumed or waived by the investment advisor, the annualized ratios of expenses and net investment loss to average net assets would have been the following:

                                                                         March 1, 1996*
                                                                            through
                                                                       December 31, 1996
  Expenses..........................................................           2.05%
  Net investment loss...............................................           (.05%)

                            DESCRIPTION OF THE FUNDS

INVESTMENT OBJECTIVES AND POLICIES

       Each Fund's investment objective is fundamental and cannot be changed without shareholder approval. In addition to the investment policies detailed below, each Fund may employ certain additional investment strategies which are discussed in "Investment Practices and Restrictions" and may be subject to certain risks discussed under "Special Risk Considerations". There can be no assurance that a Fund's investment objective will be achieved.

EVERGREEN VA FUND

       The EVERGREEN VA FUND seeks to achieve its investment objective of capital appreciation principally through investments in common stock and securities convertible into or exchangeable for common stock of companies which are little-known, relatively small or represent special situations which, in the opinion of the Fund's investment adviser, offer potential for capital appreciation. A "little-known" company means one whose business is limited to a regional market or whose securities are closely held with only a small proportion traded publicly. A "relatively small" company means one which has a small share of the market for its products or services in comparison with other companies in its field, or which provides goods or services for a limited market. A "special situation" company is one which offers potential for capital appreciation because of a recent or anticipated change in structure, management, products or services. In addition to the securities described above, the Fund may invest in securities of relatively well-known and large companies with potential for capital appreciation. Investments may also be made to a limited degree in non-convertible debt securities and preferred stocks which offer an opportunity for capital appreciation. Short-term investments may also be made if the Fund's investment adviser believes that such action will benefit the Fund.

EVERGREEN VA GROWTH AND INCOME FUND

       The investment objective of the EVERGREEN VA GROWTH AND INCOME FUND is to achieve a return composed of capital appreciation in the value of its shares and current income.

       The Fund seeks to achieve its investment objective by investing in the securities of companies which are undervalued in the marketplace relative to those companies' assets, breakup value, earnings or potential earnings growth. These companies are often found among those which have had a record of financial success but are currently in disfavor in the marketplace for reasons the Fund's investment adviser perceives as temporary or erroneous.

       Such investments when successfully timed are expected to be the means for achieving the Fund's investment objective. This inherently contrarian approach may require greater reliance upon the analytical and research capabilities of the Fund's investment adviser than an investment in certain other equity funds. Consequently, an investment in the Fund may involve more risk than other equity funds.

       The Fund will use the "value timing" approach as a process for purchasing securities when events indicate that fundamental investment values are being ignored in the marketplace. Fundamental investment value is based on one or more of the following: assets -- tangible and intangible (examples of the latter include brand names or licenses), capitalization of earnings, cash flow or potential earnings growth. A discrepancy between market valuation and fundamental value often arises due to the presence of unrecognized assets or business opportunities, or as a result of incorrectly perceived or short-term negative factors. Changes in regulations, basic economic or monetary shifts and legal action (including the initiation of bankruptcy proceedings) are some of the factors that create these capital appreciation opportunities. If the securities in which the Fund invests never reach their perceived potential or the valuation of such securities in the marketplace does not in fact reflect significant undervaluation, there may be little or no appreciation or a depreciation in the value of such securities.

       The Fund will invest primarily in common stocks and securities convertible into or exchangeable for common stock. It is anticipated that the Fund's investments in these securities will contribute to the Fund's return primarily through capital appreciation. In addition, the Fund will invest in nonconvertible preferred stocks and debt securities. It is anticipated that the Fund's investments in these securities will also produce capital appreciation but the current income component of return will be a more significant factor in their selection. However, the Fund will invest in nonconvertible preferred stock and debt securities only if the anticipated capital appreciation plus income from such investments is equivalent to that anticipated from investments in equity or equity-related securities. The Fund may invest up to 5% of its total assets in debt securities which are rated below investment grade, commonly known as "junk bonds". Investments of this type are subject to greater risk of loss of principal and interest. The Fund may invest up to 25% of its assets in foreign securities. See "Special Risk Considerations".

EVERGREEN VA FOUNDATION FUND

       The investment objectives of the EVERGREEN VA FOUNDATION FUND, in order of priority, are reasonable income, conservation of capital and capital appreciation. The Fund seeks to achieve these objectives by investing in a combination of common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, corporate and U.S. Government debt obligations, and short-term debt instruments, such as commercial paper. The Fund's common stock investments will include those which (at the time of purchase) pay dividends and in the view of the Fund's investment adviser have potential for capital enhancement. The Fund may also invest up to 25% of its assets in foreign securities. See "Special Risk Considerations".

       The Fund may make investments in securities regardless of whether or not such securities are traded on a national securities exchange. Securities not traded on a national securities exchange are generally traded on a "net" basis with dealers acting as principals for their own accounts without stated commissions, although the price of the securities usually includes profits to the dealers. While the Fund's investment adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Also the market for such securities may not be as liquid as those traded on a national securities exchange.

       While income will be a factor in the selection of equity securities, the Fund's investment adviser will attempt to identify securities that offer potential for long term capital appreciation, but that do not exhibit any speculative characteristics. The Fund will not make equity investments with a view toward realizing short-term gains. The value of portfolio securities and their yields are expected to fluctuate over time because of varying general economic and market conditions. Accordingly, there can be no assurance that the Fund's investment objectives will be achieved.

       The Fund's asset allocation will vary from time to time in accordance with changing economic and market conditions, including: inflation rates, business cycle trends, business regulations and tax law impacts on the investment markets. The composition of its portfolio will be largely unrestricted and subject to the discretion of the Fund's investment adviser. Under normal circumstances, the Fund anticipates that at least 25% of its net assets will consist of fixed income securities. The balance will be invested in equity securities (including securities convertible into equity securities).

       In selecting fixed income securities for the Fund's portfolio, emphasis will be placed on issues expected to fluctuate little in value other than as a result of changes in prevailing interest rates. The market value of the debt obligations in the Fund's portfolio can be expected to vary inversely to changes in prevailing interest rates. The Fund may at times emphasize the generation of interest income by investing in high-yielding debt securities, with short, medium or long-term maturities. While fixed income investments will generally be made for the purpose of generating interest income, investments in medium to long-term debt securities (i.e., those with maturities from five to ten years and those with maturities over ten years, respectively) may be made with a view to realizing capital appreciation when the Fund's investment adviser believes changes in interest rates will lead to an increase in the value of such securities. The fixed income portion of the Fund's portfolio may include:

       1. Marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities, including issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. Some of these securities are supported by the full faith and credit of the United States Government, and others are supported only by the credit of the agency or instrumentality. Agencies or instrumentalities whose securities are supported by the full faith and credit of the United States include, but are not limited to, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Government National Mortgage Association. Agencies or instrumentalities whose securities are supported only by the credit of the agency or instrumentality include the Interamerican Development Bank and the International Bank for Reconstruction and Development. These obligations are supported by appropriated but unpaid commitments of their member countries. There are no assurances that the commitments will be fulfilled in the future.

       2. Corporate obligations rated no lower than A by Moody's Investors Service, Inc. ("Moody's") or A-2 by Standard & Poor's Ratings Group ("S&P").

       3. Obligations of banks or banking institutions having total assets of more than $2 billion which are members of the Federal Deposit Insurance Corporation.

       4. Commercial paper of high quality (rated no lower than A-2 by S&P or Prime-2 by Moody's or, if not rated, issued by companies which have an outstanding long-term debt issue rated AAA or AA by S&P or Aaa or Aa by Moody's).

       Certain obligations may be entitled to the benefit of standby letters of credit or similar commitments issued by banks and, in such instances, the Fund's investment adviser will take into account the obligation of the bank in assessing the quality of such security. For a description of the ratings set forth above, see the Statement of Additional Information.

EVERGREEN VA GLOBAL LEADERS FUND

       The investment objective of the EVERGREEN VA GLOBAL LEADERS FUND is to provide long-term capital growth. It will attempt to achieve its objective by investing primarily in a diversified portfolio of U.S. and non-U.S. equity securities of companies located in the world's major industrialized countries. There can be no assurance that the Fund will be able to achieve its investment objective. Under normal conditions at least 65% of the Fund's total assets will consist of global equity securities. The Fund will make investments in no less than three countries, which may include the United States. In addition to the United States, the countries in which the Fund may invest include, but are not limited to, Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

       Evergreen Asset, the Fund's investment adviser, will attempt to screen the largest companies in these and other major industrialized countries and cause the Fund to invest, in the opinion of the Fund's investment adviser, in the 100 best based on certain qualitative and quantitative criteria. Such companies may include those with the highest return on equity and consistent earnings growth. They may also include companies with an established market presence, or which operate in industries or sectors that have, in the opinion of the Fund's investment adviser, significant growth prospects. The criteria will be reviewed and evaluated on an ongoing basis by the Fund's investment adviser.

       In determining what constitutes a major industrialized country, the Fund's investment adviser will look to classifications set forth in the Morgan Stanley Capital International ("MSCI") Index and the various reports on this subject disseminated by the World Bank. The Fund's investment adviser will utilize a series of weighing techniques to insure adequate diversification by country and industry and attempt to identify the largest companies in each market, primarily by reference to the market capitalizations published in the MSCI Index.

       Although, as stated above, the Fund expects that investments will be made in no less than three countries including the United States, the Fund may invest more than 25% of its total assets in one country. To the extent that the Fund invests more than 25% of its total assets in the securities of issuers located in one country, the value of the Fund's shares may be subject to greater fluctuations due to the lesser degree of diversification across countries such a policy affords, and the fact that the securities markets of certain countries may be subject to greater risks and volatility than that which exists in the United States. See "Special Risk Considerations".

EVERGREEN VA STRATEGIC INCOME FUND

       EVERGREEN VA STRATEGIC INCOME FUND seeks high current income from interest on debt securities. Secondarily, the Fund considers potential for growth of capital in selecting securities. The Fund allocates its assets principally between eligible domestic high yield, high risk bonds and debt securities of foreign governments and foreign corporations. In addition, the Fund will, from time to time, allocate a portion of its assets to U.S. Government securities. This allocation will be made on the basis of the assessment by the Fund's investment adviser of global opportunities for high income. From time to time, the Fund may invest 100% of its assets in U.S. or foreign securities.

       The Fund may invest principally in domestic debt obligations, including zero coupon bonds and payment-in-kind securities ("PIKs"), debentures, convertible debentures, fixed, increasing and adjustable rate bonds, stripped bonds, mortgage bonds, mortgage-backed securities, corporate notes (including convertible notes) with maturities at the date of issue of at least five years (which may be senior or junior to other bonds), equipment trust certificates, and units consisting of bonds with stock or warrants to buy stock attached.

       The Fund may also invest in debt obligations issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments, their agencies and instrumentalities, and debt obligations issued by U.S. corporations denominated in non-U.S. currencies. The Fund may also invest in debt instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"). Certain of these obligations, including U.S. Treasury notes and bonds and Government National Mortgage Association debentures, are issued by, or guaranteed with respect to both principal and interest by, the full faith and credit of the U.S.Government. Certain other U.S. Government securities, issued or guaranteed by federal agencies or government-sponsored enterprises, are not supported by the full faith and credit of the U.S. Government. These latter securities may include obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of the Federal Home Loan Mortgage Corporation, and obligations supported by the credit of the instrumentality such as Federal National Mortgage Association bonds. U.S. Government securities in which the Fund may invest include zero coupon U.S. Treasury securities, mortgage-backed securities and money market instruments.

       While the Fund may invest in securities of any maturity, it is currently expected that the Fund will not invest in securities with maturities of more than 30 years.

       The level of income sought by the Fund is ordinarily associated with high yield, high risk bonds and similar securities in the lower rating categories of the recognized rating agencies or with securities that are unrated. Such bonds generally involve greater volatility of price and risk of principal and income than bonds in the higher rating categories and are, on balance, considered predominantly speculative. See "Special Risk Considerations." The Fund's investment adviser considers the ratings of Moody's and S&P assigned to various securities, but does not rely solely on these ratings because (1) Moody's and S&P assigned ratings are based largely on historical financial data and may not accurately reflect the current financial outlook of companies; and (2) there can be large differences among the current financial conditions of issuers within the same rating category.

       Since the Fund takes an aggressive approach to investing, the Fund's investment adviser tries to maximize the return by controlling risk through diversification, credit analysis, review of sector and industry trends, interest rate forecasts and economic analysis. The analysis by the Fund's investment adviser of securities focuses on factors such as interest or dividend coverage, asset values, earnings prospects and the quality of management of the issuer. In making investment recommendations, the Fund's investment adviser also considers current income, potential for capital appreciation, maturity structure, quality guidelines, coupon structure, average yield, percentage of zero coupon bonds and PIKs, percentage of non-accruing items and yield to maturity.

       The Fund may also invest in preferred stocks, including adjustable rate preferred stocks and convertible preferred stocks, common stocks and other equity securities, including convertible securities and warrants, which may be used to create other permissible investments. Such investments must be consistent with the Fund's primary objective of seeking a high level of current income or be acquired as part of a unit combining income and equity securities. In addition, the Fund may invest in limited partnerships, including master limited partnerships.

       The Fund may also invest in the following types of money market securities: (1) obligations issued or guaranteed by the U.S. Government or by any agency or instrumentality of the U.S. Government; (2) commercial paper, including master demand notes, that at the date of investment is rated A-1 by S&P, Prime-1 by Moody's, or, if not rated by such services, is issued by a company that at the date of investment has an outstanding issue rated A or better by S&P or Moody's; (3) obligations, including certificates of deposit and bankers' acceptances, of banks or savings and loan associations having at least $1 billion in assets as of the date of their most recently published financial statements that are members of the Federal Deposit Insurance Corporation, including U.S. branches of foreign banks and foreign branches of U.S. banks; and
(4) obligations of U.S. corporations that at the date of investment are rated A or better by S&P or Moody's. For a description of the ratings set forth above, see the Statement of Additional Information.

EVERGREEN VA AGGRESSIVE GROWTH FUND

       The EVERGREEN VA AGGRESSIVE GROWTH FUND'S investment objective is to achieve long-term capital appreciation by investing primarily in common stocks of emerging growth companies and larger, more well established companies, all of which are viewed by the Fund's investment adviser as having above-average appreciation potential. Under normal circumstances, the Fund intends to invest at least 65% of its net assets in common stocks or securities convertible into common stocks. The Fund's investment adviser considers an emerging growth company to be one which is still in the developmental stage, yet has demonstrated, or is expected to achieve, growth of earnings over various major business cycles. Important qualities of any emerging growth company include sound management and a good product with growing market opportunities. To the extent that its assets are not invested in common stocks or securities convertible into common stocks, the Fund also may invest its assets in, or enter into repurchase agreements with banks or broker-dealers with respect to, investment grade corporate bonds, U.S. Government securities, commercial paper and certificates of deposit of domestic banks.

       Consistent with its investment objective, the Fund also may invest in equity securities of seasoned, established companies which its investment adviser believes have above-average appreciation potential similar to that of companies in the developmental stage. This may be due, for example, to management change, new technology, new product or service developments, changes in demand, or other factors. Investments in stocks of emerging growth companies may involve special risks. Securities of lesser-known, relatively small and special situation companies tend to be speculative and volatile. Therefore, the current net asset value of the Fund's shares may vary significantly. Accordingly, the Fund should not be considered suitable for investors who are unable or unwilling to assume the risks of loss inherent in such a program, nor should investment in the Fund be considered a balanced or complete investment program.

INVESTMENT PRACTICES AND RESTRICTIONS

       In addition to making the investments described above, each of the Funds (except as stated herein) may invest in cash and cash equivalents and short-term debt securities, write covered put and call options, purchase put and call options, engage in transactions in futures contracts and related options, engage in forward foreign currency exchange transactions, enter into repurchase agreements, lend portfolio securities, enter into transactions on a "when issued" or delayed settlement basis, enter into forward commitments, invest in the securities of other investment companies and borrow funds under certain limited circumstances. These investment strategies and instruments referred to above and the risks related to them are discussed below and certain of these strategies and instruments are described in more detail in the Statement of Additional Information.

Defensive Investments. The Funds may invest without limitation in high quality money market instruments, such as notes, certificates of deposit or bankers' acceptances, or U.S. Government securities if, in the opinion of the Funds' investment advisers, market conditions warrant a temporary defensive investment strategy.

Portfolio Turnover and Brokerage. It is anticipated that the annual portfolio turnover rate for EVERGREEN VA FUND, EVERGREEN VA GROWTH AND INCOME FUND, EVERGREEN VA STRATEGIC INCOME FUND and EVERGREEN AGGRESSIVE GROWTH FUND may exceed 100%. A portfolio turnover rate of 100% would occur if all of a Fund's portfolio securities were replaced in one year. The annual turnover rate for the fixed income portion of the EVERGREEN VA FOUNDATION FUND generally will not exceed 200%. A 200% turnover rate is greater than that of most other investment companies. The portfolio turnover rate experienced by a Fund directly affects brokerage commissions and other transaction costs which the Fund bears directly. A high rate of portfolio turnover will increase such costs. It is contemplated that Lieber & Company, an affiliate of Evergreen Asset and a member of the New York and American Stock Exchanges, will to the extent practicable effect substantially all of the portfolio transactions for the Funds managed by Evergreen Asset effected on those exchanges. See the Statement of Additional Information for further information regarding the brokerage allocation practices of the Funds.

Borrowing. As a matter of fundamental policy, the Funds may not borrow money except from banks as a temporary measure for extraordinary or emergency purposes. The proceeds from borrowings may be used to facilitate redemption requests which might otherwise require the untimely disposition of portfolio securities. The specific limits and other terms applicable to borrowing by each Fund are set forth in the Statement of Additional Information.

Lending of Portfolio Securities. In order to generate income and to offset expenses, the Funds may lend portfolio securities to brokers, dealers and other financial institutions. Each Fund's investment adviser will monitor the creditworthiness of such borrowers. Loans of securities by the Funds, if and when made, may not exceed 30% (15% in the case of EVERGREEN VA STRATEGIC INCOME
FUND) of the value of a Fund's total assets and must be collateralized by cash or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the securities loaned, including accrued interest. While such securities are on loan, the borrower will pay a Fund any income accruing thereon, and the Fund may invest the cash collateral in portfolio securities, thereby increasing its return. Any gain or loss in the market price of the loaned securities which occurs during the term of the loan would affect a Fund and its investors. A Fund has the right to call a loan and obtain the securities loaned at any time on notice of not more than five business days. A Fund may pay reasonable fees in connection with such loans. Lending portfolio securities involves risks of delay in recovery of the loaned securities or, in some cases, loss of rights in the collateral should the borrower fail financially.

Illiquid Securities. The Funds may invest up to 15% of their net assets in illiquid securities and other securities which are not readily marketable, including repurchase agreements with maturities longer than seven days. Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, which have been determined to be liquid, will not be considered by each Fund's investment adviser to be illiquid or not readily marketable and, therefore, are not subject to the aforementioned 15% limit. The inability of a Fund to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair the Fund's ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Fund which are eligible for resale be monitored by each Fund's investment adviser, on an ongoing basis, subject to the oversight of the Trustees. In the event that such a security is deemed to be no longer liquid, a Fund's holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a Fund having more than 15% of its assets invested in illiquid or not readily marketable securities.

Repurchase Agreements. Each Fund may enter into repurchase agreements with member banks of the Federal Reserve System, including a Fund's custodian or primary dealers in U.S. Government securities. A repurchase agreement is an arrangement pursuant to which a buyer purchases a security and simultaneously agrees to resell it to the vendor at a price that results in an agreed-upon market rate of return which is effective for the period of time (which is normally one to seven days, but may be longer) the buyer's money is invested in the security. The arrangement results in a fixed rate of return that is not subject to market fluctuations during the holding period. A Fund requires continued maintenance of collateral with its custodian in an amount at least equal to the repurchase price (including accrued interest). In the event a vendor defaults on its repurchase obligation, a Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor becomes the subject of bankruptcy proceedings, a Fund might be delayed in selling the collateral. Each Fund's investment adviser will review and continually monitor the creditworthiness of each institution with which a Fund enters into a repurchase agreement to evaluate these risks.

Reverse Repurchase Agreements. Each Fund may borrow money by entering into a "reverse repurchase agreement" by which it agrees to sell portfolio securities to financial institutions such as banks and broker-dealers, and to repurchase them at a mutually agreed upon date and price, for temporary or emergency purposes. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account cash, U.S. Government securities or liquid high grade debt obligations having a value at least equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. EVERGREEN VA FOUNDATION FUND, EVERGREEN VA FUND, EVERGREEN VA GROWTH AND INCOME FUND, EVERGREEN VA GLOBAL LEADERS FUND and EVERGREEN VA AGGRESSIVE GROWTH FUND will not enter into reverse repurchase agreements exceeding 5% of the value of their total net assets, and EVERGREEN VA STRATEGIC INCOME FUND will not enter into reverse repurchase agreements exceeding 33 1/3% of the value of its total net assets.

When-Issued Securities. Each Fund may purchase securities on a when-issued basis. In the event securities are purchased on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield), a Fund generally would not pay for such securities or start earning interest on them until they are received. However, when a Fund purchases securities on a when-issued basis, it assumes the risks of ownership at the time of purchase, not at the time of receipt. Failure of the issuer to deliver a security purchased on a when-issued basis may result in the Fund incurring a loss or missing an opportunity to make an alternative investment. Commitments to purchase when-issued securities will not exceed 25% of a Fund's total assets. A Fund will maintain cash or liquid high grade debt obligations in a segregated account with its custodian in an amount equal to such commitments. No Fund will purchase when-issued securities for speculative purposes, but only in furtherance of its investment objectives. EVERGREEN VA STRATEGIC INCOME FUND currently does not intend to invest more than 5% of its total assets in when-issued transactions.

Securities of Other Investment Companies. Each Fund may invest in the securities of other open-end investment companies that have investment objectives and policies similar to its own or which are, in the opinion of each Fund's investment adviser, suitable short-term investment vehicles. Each Fund's investment adviser will waive its investment advisory fee on assets invested by a Fund in securities of other open-end investment companies. Any investment by a Fund in the securities of other investment companies will be subject to the limitations on such investments contained in the Investment Company Act of 1940, as amended ("1940 Act").

American and European Depositary Receipts. All Funds except EVERGREEN VA FUND may purchase foreign securities in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other securities convertible into securities of corporations in which the Funds are permitted to invest pursuant to their respective investment objectives and policies. These securities may not necessarily be denominated in the same currency into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe by banks or depositories which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in United States securities markets and EDRs, in bearer form, are designed for use in European securities markets.

Forward Commitments. Each Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if it holds, and maintains until the settlement date in a segregated account, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or if it enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price.

HEDGING TECHNIQUES

       In addition to making investments directly in securities, the Funds may write covered put and call options and hedge their investments by purchasing options and engaging in transactions in futures contracts and related options. The investment adviser to the EVERGREEN VA FUND, EVERGREEN VA GROWTH AND INCOME FUND and EVERGREEN VA FOUNDATION FUND does not currently intend to write covered put options, purchase options or engage in transactions in futures contracts and related options, but may do so in the future. The Funds may engage in foreign currency exchange transactions to protect against changes in future exchange rates.

Writing Options. Each Fund may write covered call and put options on certain portfolio securities in an attempt to earn income and realize a higher return on their portfolios. A call option gives the purchaser of the option the right to buy a security from the writer at the exercise price at any time during the option period. An option may not be written if, afterwards, securities comprising more than 5% of the market value of a Fund's equity securities would be subject to call options. A Fund realizes income from the premium paid to it in exchange for writing the call option. Once it has written a call option on a portfolio security and until the expiration of such option, a Fund forgoes the opportunity to profit from increases in the market price of such security in excess of the exercise price of the call option. Should the price of the security on which a call has been written decline, a Fund bears the risk of loss, which would be offset to the extent the Fund has received premium income. A Fund will only write "covered" options traded on recognized securities exchanges. An option will be deemed covered when a Fund either owns the security (or securities convertible into such security) on which the option has been written in an amount sufficient to satisfy the obligations arising under a call option; or (ii) in the case of call and put options, the Fund's custodian maintains cash or high-grade liquid debt securities belonging to the Fund in an amount not less that the amount needed to satisfy the Fund's obligations with respect to options written on securities it does not own. A "closing purchase transaction" may be entered into with respect to a call option written by a Fund for the purpose of closing its position. The Fund will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Purchasing Put and Call Options on Securities. Each Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. This protection is provided during the life of the put option since the Fund, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security's market price. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, any profit which the Fund might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

       A Fund may also purchase a call option to hedge against an increase in price of a security that it intends to purchase. This protection is provided during the life of the call option since the Fund, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, any profit which the Fund might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

Futures, Options and Other Derivative Instruments. In addition to writing covered call and put options, a Fund may purchase and sell various financial instruments ("Derivative Instruments") such as financial futures contracts (including interest rate, index and foreign currency futures contracts), options (such as options on securities, indices, foreign currencies and futures contracts), forward currency contracts and interest rate, equity index and currency swaps, caps, collars and floors. The index Derivative Instruments the Fund may use may be based on indices of U.S. or foreign equity or debt securities. These Derivative Instruments may be used, for example, to preserve a return or spread, to lock in unrealized market value gains or losses, to facilitate or substitute for the sale or purchase of securities, to manage the duration of securities, to alter the exposure of a particular investment or portion of the Fund's portfolio to fluctuations in interest rates or currency rates, to uncap a capped security or to convert a fixed rate security into a variable rate security or a variable rate security into a fixed rate security.

       A Fund's ability to use these instruments may be limited by market conditions, regulatory limits and tax considerations. A Fund might not use any of these strategies and there can be no assurance that any strategy that is used will succeed. See the Statement of Additional Information for more information regarding these instruments and the risks relating thereto.

Risks of Derivative Instruments. The use of Derivative Instruments, including written put and call options, involves special risks, including: (1) the lack of, or imperfect, correlation between price movements of the Fund's current or proposed portfolio investments that are the subject of the transactions as well as price movements of the Derivative Instruments involved in the transaction;
(2) possible lack of a liquid secondary market for any particular Derivative Instrument at a particular time; (3) the need for additional portfolio management skills and techniques; (4) losses due to unanticipated market price movements; (5) the fact that, while such strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in portfolio investments; (6) incorrect forecasts by a Fund's investment adviser concerning interest or currency exchange rates or direction of price fluctuations of the investment that is the subject of the transaction, which may result in the strategy being ineffective;
(7) loss of premiums paid by the Fund on options it purchases; and (8) the possible inability of the Fund to purchase or sell a portfolio security at a time when it would otherwise be favorable for it to do so, or the need to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with such transactions and the possible inability of the Fund to close out or liquidate its positions.

       A Fund's investment adviser may use Derivative Instruments, including written put and call options, for hedging purposes (i.e. by paying a premium or foregoing the opportunity for profit in return for protection against downturns in markets generally or the prices of individual securities or currencies) and also may use Derivative Instruments to try to enhance the return characteristics of a Fund's portfolio of investments (i.e. by receiving premiums in connection with the writing of options and thereby accepting the risk of downturns in markets generally or the prices of individual securities or currencies or by paying premiums with the hope that the underlying Derivative Instruments will appreciate). The use of Derivative Instruments for hedging purposes or to enhance a Fund's return characteristics can increase investment risk. If a Fund's investment adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed, resulting in leverage. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised or if there is not a liquid secondary market to close out a position that the Fund has entered into. Options and futures transactions may increase portfolio turnover rates, which would result in greater commission expenses and transaction costs.

Foreign Currency Transactions. The Funds will enter into foreign currency transactions to obtain the necessary currencies to settle securities transactions. Currency transactions may be conducted either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts ("forward contracts"). A Fund may also enter into forward foreign currency exchange contracts to protect Fund assets denominated in a foreign currency against adverse changes in foreign currency exchange rates or exchange control regulations. Such changes could unfavorably affect the value of Fund assets which are denominated in foreign currencies, such as foreign securities or funds deposited in foreign banks, as measured in U.S. dollars. The use of forward contracts for hedging purposes may limit any potential gain that might result from a relative increase in the value of such currencies and might, in certain cases, result in losses to the Fund.

Forward Foreign Currency Exchange Contracts. A forward contract is an obligation to purchase or sell an amount of a particular currency at a specific price and on a future date agreed upon by the parties. Generally, no commission charges or deposits are involved. At the time a Fund enters into a forward contract, Fund assets with a value equal to the Fund's obligation under the forward contract are segregated and are maintained until the contract has been settled. The Funds will not enter into a forward contract with a term of more than one year. In addition to forward contracts entered into for hedging purposes, the Funds will generally enter into a forward contract to provide the proper currency to settle a securities transaction at the time the transaction occurs ("trade date"). The period between trade date and settlement date will vary between 24 hours and 60 days, depending upon local custom.

       As described above, a Fund may enter into forward contracts in primarily two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

       Second, when a Fund's investment adviser believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar, the Fund may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amount and the value of such securities denominated in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The Funds do not intend to enter into such forward contracts under this second circumstance on a regular or continuous basis.

       In the second circumstance, a Fund's custodian will segregate cash or liquid high-grade debt securities belonging to the Fund in an amount not less than the value of the assets committed to forward foreign currency contracts entered into under such transactions. If the value of the securities segregated declines, additional cash or debt securities will be added on a daily basis (i.e. marked to market) so that the segregated amount will not be less than the amount of the Fund's commitments with respect to such contracts.

Hedging/Cross Hedging. A cross hedge is accomplished by entering into a forward contract or other arrangement with respect to one foreign currency for the purpose of hedging against a possible decline in the value of another foreign currency in which certain of the Fund's portfolio instruments are denominated. The Funds' investment advisers may cause a Fund to enter into a cross hedge, rather than hedge directly, in instances where (i) the rates for forward contracts, options, futures contract or options on futures contracts relating to the currency in which the cross hedge is effected are more favorable than rates for similar instruments denominated in the currency that is to be hedged, and
(ii) there is a high degree of correlation between the two currencies with respect to their movement against the U.S. dollar. Cross hedges may be effected using the various hedging instruments described below. A cross hedge cannot protect against exchange rate risks perfectly, and if a Fund's investment adviser is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established.

Options on Foreign Currencies. EVERGREEN VA GLOBAL LEADERS FUND, EVERGREEN VA STRATEGIC INCOME FUND and EVERGREEN VA AGGRESSIVE GROWTH FUND may also purchase foreign currency put options. A put option gives the holder, upon payment of a premium, the right to sell a currency at the exercise price until the expiration of the option and serves to ensure against adverse currency price movements in the underlying portfolio assets denominated in that currency. Exchange listed options on seven major currencies are traded in the U.S. In addition, several major U.S. investment firms make markets in unlisted options on foreign currencies. Such unlisted options may be available with respect to a wide range of foreign currencies than listed options and may have more flexible terms. Unlisted foreign currency options are generally less liquid than listed options and involve the credit risks associated with the individual issuer. No more than 5% of a Fund's net assets may be represented by premiums paid by the Fund with respect to options on foreign currencies outstanding at any one time.

Furthermore, the market value of unlisted options on foreign currencies will be included with other illiquid assets held by the Fund for purposes of the 15% limit on such assets.

       The Funds may write a call option on a foreign currency only in conjunction with a purchase of a put option on that currency. A call option written by a Fund gives the purchaser, upon payment of a premium, the right to purchase from the Fund a currency at the exercise price until the expiration of the option. Writing call options in this manner is designed to reduce the cost of downside currency protection but has the effect of limiting currency appreciation potential.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

Mortgage-Backed Securities. EVERGREEN VA STRATEGIC INCOME FUND may invest in mortgage-backed securities, which are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. The term mortgage-backed securities includes adjustable rate mortgage securities and derivative mortgage products such as collateralized mortgage obligations.

       There are currently three basic types of mortgage-backed securities: (i) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), and Federal Home Loan Mortgage Corporation ("FHLMC") (securities issued by GNMA, but not those issued by FNMA or FHLMC, are backed by the "full-faith and credit" of the U.S.); (ii) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement.

       EVERGREEN VA STRATEGIC INCOME FUND will invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by governmental or private lenders. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) with principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans (net of any fees paid to the guarantor of such mortgage loans), net of any fees paid to the guarantor of such securities and the servicers of the underlying mortgage loans.

       EVERGREEN VA STRATEGIC INCOME FUND may also invest in fixed rate and adjustable rate collateralized mortgage obligations ("CMOs"), including CMOs with rates that move inversely to market rates that are issued by and guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. The principal government issuer of CMOs is FNMA. In addition, FHLMC issues a significant number of CMOs. The Fund will not invest in CMOs that are issued by private issuers. CMOs are debt obligations collateralized by mortgage securities in which the payment of the principal and interest is supported by the credit of, or guaranteed by, the U.S. Government or an agency or instrumentality of the U.S. Government. The secondary market for CMOs is actively traded.

       CMOs are structured by redirecting the total payment of principal and interest on the underlying mortgage securities used as collateral to create classes with different interest rates, maturities and payment schedules. Instead of interest and principal payments on the underlying mortgage securities being passed through or paid pro rata to each holder (e.g., the Fund), each class of a CMO is paid from and secured by a separate priority payment of the cash flow generated by the pledged mortgage securities.

       In addition to the mortgage-backed securities described above, EVERGREEN VA STRATEGIC INCOME FUND may invest in asset-backed securities representing underlying interests in loans or other assets such as credit cards, automobile loans, leases and industrial plant and equipment. These include equipment trust certificates, which are a mechanism for financing the purchase of transportation equipment, such as railroad cars and locomotives, trucks, airplanes and oil tankers.

SPECIAL RISK CONSIDERATIONS

Fixed Income Investments. Investments by the Funds in fixed income securities are subject to a number of risks. For example, changes in economic conditions could result in the weakening of the capacity of the issuers of such securities to make principal and interest payments, particularly in the case of issuers of non-investment grade fixed income securities. In addition, the market value of fixed-income securities in a Fund's portfolio can be expected to vary inversely to changes in prevailing interest rates. In the event there is a downgrading in the rating of a fixed income security held in a Fund's portfolio, the Fund may continue to hold the security if such action is deemed to be in the best interests of the Fund and its shareholders.

Investment in Small Companies. EVERGREEN VA FUND, EVERGREEN VA GROWTH AND INCOME FUND and EVERGREEN VA FOUNDATION FUND may invest from time to time, and EVERGREEN VA AGGRESSIVE GROWTH FUND will invest in securities of little-known, relatively small and special situation companies. Investments in such companies tend to be speculative and volatile. A lack of management depth in such companies could increase the risks associated with the loss of key personnel. Also, the material and financial resources of such companies may be limited, with the consequence that funds or external financing necessary for growth may be unavailable. Such companies may also be involved in the development or marketing of new products or services for which there are no established markets. If projected markets do not materialize or only regional markets develop, such companies may be adversely affected or be subject to the consequences of local events. Moreover, such companies may be insignificant factors in their industries and may become subject to intense competition from larger companies. Securities of small and special situation companies in which the Funds invest will frequently be traded only in the over-the-counter market or on regional stock exchanges and will often be closely held. Securities of this type may have limited liquidity and be subject to wide price fluctuations. As a result of the risk factors described above, the net asset value of each Fund's shares can be expected to vary significantly.

Investment in Foreign Securities. Investing in non-U.S. securities involves additional risks not normally associated with domestic investments. In an attempt to reduce some of these risks, each Fund except EVERGREEN VA FUND may diversify its investments broadly among foreign countries which may include both developed and developing countries. With respect to EVERGREEN VA GLOBAL LEADERS FUND at least three different countries will always be represented.

       Foreign securities are denominated or traded in foreign currencies. Therefore, the value in U.S. dollars of a Fund's assets and income may be affected by changes in exchange rates and regulations. Although the Funds value their assets daily in U.S. dollars, they will not convert their holdings of foreign currencies to U.S. dollars daily. When a Fund converts its holdings to another currency, it may incur conversion costs. Foreign exchange dealers realize a profit on the difference between the prices at which such dealers buy and sell currencies.

       EVERGREEN VA STRATEGIC INCOME FUND may also invest in debt obligations issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments, their agencies and instrumentalities, and debt obligations issued by U.S. corporations denominated in non-U.S. currencies.

       To the extent that securities purchased by the Funds are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Funds' net asset values; the value of interest earned; gains and losses realized on the sale of securities; and net investment income and capital gains, if any, to be distributed to shareholders by a Fund. If the value of a foreign currency rises against the U.S. dollar, the value of a Fund's assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of a Fund's assets denominated in that currency will decrease. The performance of the Funds will be measured in U.S. dollars, the base currency for the Funds.

       Securities markets of foreign countries in which the Fund may invest are generally not subject to the same degree of regulation as the U.S. markets and may be more volatile and less liquid than the major U.S. markets. The differences between investing in foreign and U.S. companies include: (1) less publicly available information about foreign companies; (2) the lack of uniform financial accounting standards and practices among countries which could impair the validity of direct comparisons of valuations measures (such as price/earnings ratios) for securities in different countries; (3) less readily available market quotations on foreign companies; (4) differences in government regulation and supervision of foreign stock exchanges, brokers, listed companies, and banks; (5) differences in legal systems which may affect the ability to enforce contractual obligations or obtain court judgments; (6) generally lower foreign stock market volume; (7) the likelihood that foreign securities may be less liquid or more volatile, which may affect the Fund's ability to purchase or sell large blocks of securities and thus obtain the best price; (8) transactions costs, including brokerage charges and custodian charges associated with holding foreign securities, may be higher; (9) the settlement period for foreign securities, which are sometimes longer than those for securities of U.S. issuers, may affect portfolio liquidity. These different settlement practices may cause missed purchasing opportunities and/or loss of interest on money market and debt investments; (10) foreign securities held by a Fund may be traded on days that the Fund does not value its portfolio securities, such as Saturdays and customary business holidays and, accordingly, the Fund's net asset value may be significantly affected on days when shareholders do not have access to the Fund; and (11) political and social instability, expropriation, and political or financial changes which adversely affect investment in some countries.

Lower-Rated Securities. EVERGREEN VA GROWTH AND INCOME FUND and EVERGREEN VA STRATEGIC INCOME FUND may invest a portion of their assets in securities rated below Baa by Moody's or BBB by S&P (commonly known as "junk bonds").

       Lower-rated and comparable unrated securities (collectively referred to in this section as "lower-rated securities") will likely have some quality and protective characteristics that, in the judgment of the rating organization, are out-weighed by large uncertainties or major risk exposures to adverse conditions; and are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation.

       While the market values of lower-rated securities tend to react less to fluctuations in interest rate levels than the market values of higher rated securities, the market values of certain lower-rated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, lower-rated securities generally present a higher degree of credit risk. Issuers of lower- rated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because lower-rated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for lower-rated securities may diminish a Fund's ability to obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value. For additional information about the possible risks of investing in junk bonds, see "Investment Objectives and Policies -- Junk Bonds" in the Statement of Additional Information.

Payment-In-Kind Bonds. EVERGREEN VA STRATEGIC INCOME FUND may invest in payment-in-kind bonds. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of payment-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest in cash currently. Payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest income in cash, the Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the Fund could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

Zero-Coupon Bonds. EVERGREEN VA STRATEGIC INCOME FUND may invest in zero-coupon bonds. Zero-coupon bonds are issued at a significant discount from their principal amount and pay interest only at maturity rather than at intervals during the life of the security. The value of zero-coupon bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest in cash currently. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, the Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the Fund could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

                            MANAGEMENT OF THE FUNDS

INVESTMENT ADVISERS

       The management of each Fund is supervised by the Trustees of the Trust. Evergreen Asset has been retained by the Trust to serve as investment adviser to EVERGREEN VA FUND, EVERGREEN VA GROWTH AND INCOME FUND, EVERGREEN VA FOUNDATION FUND and EVERGREEN VA GLOBAL LEADERS FUND. Evergreen Asset, with its predecessors, has served as investment adviser to the Evergreen mutual funds since 1971. Evergreen Asset is a wholly-owned subsidiary of FUNB. The address of Evergreen Asset is 2500 Westchester Avenue, Purchase, New York 10577. FUNB is a subsidiary of First Union Corporation ("First Union"), the sixth largest bank holding company in the United States. Lieber & Company, as described below, provides certain subadvisory services to Evergreen Asset in connection with its duties as investment adviser to the Funds.

       Keystone has been retained by the Trust to serve as investment adviser to EVERGREEN VA STRATEGIC INCOME FUND. Keystone succeeded on December 11, 1996 to the advisory business of a corporation with the same name, but under different ownership, which has provided investment advisory and management services to investment companies and private accounts since it was organized in 1932. Keystone is an indirect, wholly-owned subsidiary of FUNB.

       The Capital Management Group of FUNB ("CMG") serves as investment adviser to EVERGREEN VA AGGRESSIVE GROWTH FUND.

       First Union is headquartered in Charlotte, North Carolina, and had $140 billion in consolidated assets as of December 31, 1996. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses throughout the United States. CMG manages or otherwise oversees the investment of over $42.5 billion in assets belonging to a wide range of clients, including all the series of Evergreen Investment Trust and certain of the other Evergreen mutual funds.

       Evergreen Asset, Keystone and CMG manage each Fund's investments, provide various administrative services, and supervise each Fund's daily business affairs, subject to the authority of the Trustees. Evergreen Asset, as investment adviser to EVERGREEN VA FUND, EVERGREEN VA GROWTH AND INCOME FUND and EVERGREEN VA GLOBAL LEADERS FUND is entitled to receive from such Funds an annual fee equal to .95 of 1% of average daily net assets thereof. As compensation for its services as investment adviser to EVERGREEN VA FOUNDATION FUND, Evergreen Asset is entitled to receive an annual fee equal to .825 of 1% of average daily net assets of such Fund. These fees are higher than the rates paid by most other investment companies, but are not higher than the fees paid by many funds with similar investment objectives.

       Keystone is entitled to receive a fee for its services as investment adviser to EVERGREEN VA STRATEGIC INCOME FUND as follows: 2.0% of gross dividend and interest income earned by the Fund during each fiscal period; plus 0.45% of average daily net assets up to $100,000,000; 0.40% of the next $100,000,000 of average daily net assets; 0.35% of the next $100,000,000 of average daily net assets; 0.30% of the next $100,000,000 of average daily net assets; 0.25% of the next $100,000,000 of average daily net assets; and 0.20% of average daily net assets over $500,000,000, computed as of the close of business each business day and paid daily.

       CMG manages investments and supervises the daily business affairs of EVERGREEN VA AGGRESSIVE GROWTH FUND and, as compensation therefor, is entitled to receive an annual fee equal to .60 of 1% of average daily net assets of the Fund.

       Evergreen Keystone Investment Services ("EKIS") also serves as administrator to each Fund and is entitled to receive a fee based on the average daily net assets of the Fund at a rate based on the total assets of the mutual funds administered by EKIS for which CMG, or Evergreen Asset or Keystone also serve as investment adviser, calculated in accordance with the following schedule: .050% of the first $7 billion; .035% on the next $3 billion; .030% on the next $5 billion; .020% on the next $10 billion; .015% on the next $5 billion; and .010% on assets in excess of $30 billion. BISYS Fund Services, an affiliate of Evergreen Keystone Funds Distributor, Inc., distributor for the Evergreen Keystone group of mutual funds, serves as sub-administrator to the Funds and is entitled to receive a fee from each Fund calculated on the average daily net assets of the Fund at a rate based on the total assets of the mutual funds administered by EKIS for which FUNB affiliates also serve as investment adviser, calculated in accordance with the following schedule: .0100% of the first $7 billion; .0075% on the next $3 billion; .0050% on the next $15 billion; and .0040% on assets in excess of $25 billion. The total assets of the mutual funds administered by EKIS for which FUNB affiliates serve as investment adviser were approximately $28.8 billion as of February 28, 1997.

       The portfolio manager for EVERGREEN VA FUND and EVERGREEN VA FOUNDATION FUND is Stephen A. Lieber, who is Chairman and Co-Chief Executive Officer of Evergreen Asset and has been associated with Evergreen Asset and its predecessor since 1969. Mr. Lieber has served as the portfolio manager of Evergreen Foundation Fund since its inception in 1990 and as the portfolio manager of Evergreen Fund since its inception in 1970. The portfolio managers for EVERGREEN VA GROWTH and INCOME FUND are Stephen A. Lieber (described above) and Gary R. Buesser. Mr. Buesser joined Lieber & Company in 1996 as an analyst. Previously, he was a portfolio manager/analyst with Cowen Asset Management and Shearson Lehman Brothers. The portfolio of EVERGREEN VA GLOBAL LEADERS FUND is managed by a committee composed of portfolio management and analytical personnel employed by Evergreen Asset. The members of this committee include Stephen A. Lieber and Edwin A. Miska, who has been an analyst with Evergreen Asset and its predecessor since 1989. Mr. Lieber and Mr. Miska are responsible for the day to day operations of the Fund and the Evergreen Global Leaders Fund which commenced operations in 1995.

       Prescott B. Crocker is the portfolio manager of EVERGREEN VA STRATEGIC INCOME FUND. Mr. Crocker is a Senior Vice President, Senior Portfolio Manager and Head of the High Yield Bond Team at Keystone. Mr. Crocker joined Keystone in 1997. From 1993 until he joined Keystone, Mr. Crocker held various positions at Boston Security Counsellors, including President and Chief Investment Officer, and was Managing Director and Portfolio Manager at Northstar Investment Management. Prior to 1993, Mr. Crocker held various fund management positions at Colonial Group, Inc. Mr. Crocker has 25 years of experience in fixed income investment management.

       The portfolio manager for EVERGREEN VA AGGRESSIVE GROWTH FUND is Harold
J. Ireland, Jr., a Vice President of CMG who has been associated with CMG since 1995. Prior to that, Mr. Ireland was a Vice President of Palm Beach Capital Management, Inc. and served as portfolio manager of Evergreen Aggressive Growth Fund and such Fund's predecessor, ABT Emerging Growth Fund, since 1985.

SUB-ADVISER

       Evergreen Asset has entered into sub-advisory agreements with Lieber & Company with respect to EVERGREEN VA FUND, EVERGREEN VA GROWTH AND INCOME FUND, EVERGREEN VA FOUNDATION FUND and EVERGREEN VA GLOBAL LEADERS FUND which provide that Lieber & Company's research department and staff will furnish Evergreen Asset with information, investment recommendations, advice and assistance, and will be generally available for consultation on each Fund's portfolio. Lieber & Company will be reimbursed by Evergreen Asset in connection with the rendering of services on the basis of the direct and indirect costs of performing such services. There is no additional charge to the Funds for the services provided by Lieber & Company. It is contemplated that Lieber & Company will, to the extent practicable, effect substantially all of the portfolio transactions for these Funds on the New York and American Stock Exchanges. The address of Lieber & Company is 2500 Westchester Avenue, Purchase, New York 10577. Lieber & Company is an indirect, wholly-owned, subsidiary of First Union.

                         SALE AND REDEMPTION OF SHARES

PARTICIPATING INSURANCE COMPANIES

       The Funds were organized to serve as investment vehicles for (a) separate accounts funding variable annuity ("VA") and variable life insurance ("VLI") contracts issued by certain life insurance companies ("Participating Insurance Companies"); and (b) qualified pension and retirement plans. The Trust does not currently foresee any disadvantages to the holders of VA and VLI contracts arising from the fact that the interests of holders of VA and VLI contracts may differ due to the difference of tax treatment and other considerations.

       Nevertheless, the Trustees will establish procedures for the purpose of identifying any irreconcilable material conflicts that may arise and to determine what action, if any, would be taken in response thereto. The VA and VLI contracts are described in the separate prospectuses issued by the Participating Insurance Companies. The Trust assumes no responsibility for such prospectuses.

PURCHASES

       Shares of each Fund are sold at net asset value to the separate accounts of Participating Insurance Companies and to qualified pension and retirement plans. All investments in the Trust are credited to the shareholder's account in the form of full or fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates. Initial and subsequent purchase payments allocated to a specific Fund are subject to the limits described in the separate prospectuses issued by the Participating Insurance Companies or in pension and retirement plan documents.

How the Funds Value Their Shares. The net asset value of shares of a Fund is calculated by dividing the value of the amount of the Fund's net assets by the number of outstanding shares. Shares are valued each day the New York Stock Exchange (the "Exchange") is open as of the close of regular trading (currently 4:00 p.m. Eastern time). The securities in a Fund are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Trustees believe would accurately reflect fair value. Non-dollar denominated securities will be valued as of the close of the Exchange at the closing price of such securities in their principal trading market.

REDEMPTION

       The separate accounts of Participating Insurance Companies redeem shares to make benefit or surrender payments under the terms of the VA or VLI contract and qualified pension and retirement plans may redeem shares pursuant to the provisions of the plan documents. Redemptions are processed on any day on which the Trust is open for business and are effected at net asset value next determined after the redemption order, in proper form, is received by the Trust or its agent. The net asset value per share of each Fund is determined once daily, as of 4:00 p.m. Eastern time on each business day the Exchange is open and on such other days as the Trustees determine, and on any other day during which there is a sufficient degree of trading in a Fund's portfolio securities that the net asset value of the Fund is materially affected by changes in the value of portfolio securities.

       The Trust may suspend the right of redemption only under the following unusual circumstances: (1) when the Exchange is closed (other than weekends and holidays) or trading is restricted; (2) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (3) during any period when the Securities and Exchange Commission ("SEC") has by order permitted a suspension of redemptions for the protection of shareholders.

DIVIDENDS

       All dividends payable by a Fund are distributed at least annually to the separate accounts of Participating Insurance Companies and will be automatically reinvested in additional shares of such Fund. Dividends and other distributions made by the Funds to such separate account are taxable, if at all, to the Participating Insurance Companies; they are not currently taxable to the VA or VLI owners.

TAX STATUS

       Each Fund is treated as a separate entity for Federal income tax purposes and is not combined with the Trust's other Funds. It is the intention of each Fund to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and meet all other requirements necessary for it to be relieved of Federal income taxes on that part of its net investment income and net capital gains distributed to its shareholders. Each Fund intends to distribute all of its net investment income and net capital gains to its shareholders.

       For a discussion of the tax consequences of VA or VLI contracts, refer to the prospectus of the VLI or VA contract offered by the Participating Insurance Company. VA or VLI contracts purchased through insurance company separate accounts provide for the accumulation of all earnings from interest, dividends, and capital appreciation without current Federal income tax liability for the owner. Depending on the VA or VLI contract, distributions from the contract may be subject to ordinary income tax and, in addition, a 10% penalty tax on distributions before age 59 1/2. Only the portion of a distribution attributable to income on the investment in the contract is subject to Federal income tax. Investors should consult with competent tax advisers for a more complete discussion of possible tax consequences in a particular situation.

       Section 817(h) of the Code provides that investments of a separate account underlying a VA or VLI contract (or the investments of a mutual fund, the shares of which are owned by the VA or VLI separate account) must be "adequately diversified" in order for the VA or VLI contract to be treated as an annuity for tax purposes. The Treasury Department has issued regulations prescribing these diversification requirements. Each Fund intends to comply with these requirements. If a separate account underlying a VA or VLI contract were not adequately diversified, the owner of such VA or VLI contract would be immediately subject to tax on the earnings allocable to the contract. Additional information about the tax status of the Funds is provided in the Statement of Additional Information.

EFFECT OF BANKING LAWS

       The Glass-Steagall Act and other banking laws and regulations presently prohibit member banks of the Federal Reserve System ("Member Banks") or their non-bank affiliates from sponsoring, organizing, controlling, or distributing the shares of registered open-end investment companies such as the Funds. Such laws and regulations also prohibit banks from issuing, underwriting or distributing securities in general. However, under the

Glass-Steagall Act and such other laws and regulations, a Member Bank or an affiliate thereof may act as investment adviser, transfer agent or custodian to a registered open-end investment company and may also act as agent in connection with the purchase of shares of such an investment company upon the order of their customer. Evergreen Asset and Keystone, since they are subsidiaries of FUNB and CMG, are subject to and in compliance with the aforementioned laws and regulations.

       Changes to applicable laws and regulations or future judicial or administrative decisions could result in Evergreen Asset, CMG and Keystone being prevented from continuing to perform the services required under the investment advisory contract or from acting as agent in connection with the purchase of shares of a Fund by its customers. If Evergreen Asset, CMG or Keystone were prevented from continuing to provide the services called for under the investment advisory agreement, it is expected that the Trustees would identify, and call upon each Fund's shareholders to approve, a new investment adviser. If this were to occur, it is not anticipated that the shareholders of any Fund would suffer any adverse financial consequences.

                              GENERAL INFORMATION

CUSTODIAN, AND TRANSFER AND DIVIDEND PAYING AGENT

       State Street Bank and Trust Company (the "Custodian") acts as custodian of the assets to the Trust. Boston Financial Data Services, Inc. ("BFDS") acts as the transfer agent and dividend disbursing agent for the Trust and in doing so performs certain bookkeeping, data processing and administrative services for the Trust and each Fund.

EXPENSES OF THE TRUST

       Each Fund bears all expenses of its operations other than those incurred by Evergreen Asset, CMG and Keystone under their respective Advisory Agreements, and EKIS under its Administration Agreement with the Trust. In particular, the Funds pay investment advisory fees, administrative fees, custodian fees and expenses, legal, accounting and auditing fees, brokerage fees, interest and taxes, registration fees and expenses, expenses of the transfer and dividend disbursing agent, the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, Evergreen Asset, CMG, Keystone or any of their affiliates, expenses of printing and mailing reports and notices and proxy material to beneficial shareholders of the Trust, and any extraordinary expenses. Expenses incurred jointly by the Funds are allocated among the Funds in a manner determined by the Trustees to be fair and equitable. The organizational expenses of each of the Funds have been capitalized and will be amortized during the first five years of the Funds' operations. Such amortization will reduce the amount of income available for payment as dividends.

SHAREHOLDER RIGHTS

       Pursuant to current interpretations of the "1940 Act", each Participating Insurance Company will solicit voting instructions from VA or VLI contract owners with respect to any matters that are presented to a vote of shareholders. On any matter submitted to a vote of shareholders, all the shares of the Trust then issued and outstanding and entitled to vote shall be voted in the aggregate and not by Fund except for matters concerning only a specific Fund. Certain matters approved by a vote of shareholders of one Fund of the Trust may not be binding on a Fund whose shareholders have not approved such matters. The holder of each share of the Trust shall be entitled to one vote for each full share and a fractional vote for each fractional share. Shares of one Fund may not bear the same economic relationship to the Trust as shares of another Fund.

       The Trust is not required to hold annual meetings of shareholders and does not plan to do so. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Trust's Declaration of Trust. The Declaration of Trust provides that shareholders can remove Trustees by a vote of two-thirds of the vote of the outstanding shares and the Declaration of Trust sets out the procedures to be followed. The Trustees will be a self-perpetuating body until fewer than 50% of the Trustees, then serving as Trustees, are Trustees who were elected by shareholders. At that time a meeting of shareholders will be called to elect additional Trustees.

       The Declaration of Trust may be amended by a vote of a majority of the Trustees; provided, if any such amendment materially adversely affects the rights of any shares of any series or any class with respect to matters to which such amendment is applicable, such amendment shall be subject to approval by holders of a majority of the outstanding voting securities, as that term is defined in the 1940 Act, of such series or class. Shares have no pre-emptive or conversion rights and are fully paid and nonassessable. When a majority is required, it means the lesser of 67% or more of the shares present at a meeting when the holders of more than 50% of the outstanding shares are present or represented by proxy, or more than 50% of the outstanding shares.

DESCRIPTION OF SHARES

       The Declaration of Trust permits the Trustees to establish and designate series or classes in addition to the Funds. Each share of any series or class represents an equal proportionate share in the net assets of that series or class with each other share of that series or class. The Trustees may divide or combine the shares of any series or class into a greater or lesser number of shares of that series or class without thereby changing the proportionate interests in the assets of that series or class. Upon liquidation of a particular series or class, the shareholders of that series or class shall be entitled to share pro rata in the net assets of such series or class available for distribution to shareholders.

       Any inquiries regarding the Trust should be directed to the Trust at the telephone number or address shown on the cover page of this Prospectus. All inquiries regarding the VA or VLI contracts should be directed to the Participating Insurance Company, as indicated in the VA or VLI prospectus accompanying this Prospectus.

PERFORMANCE

       From time to time, the Trust may advertise the "average annual or cumulative total return" of the Funds and may compare the performance of the Funds with that of other mutual funds with similar investment objectives as listed in rankings prepared by Lipper Analytical Services, Inc., or similar independent services monitoring mutual fund performance, and with appropriate securities or other relevant indices. The "average annual total return" of a Fund refers to the average annual compounded rate of return over the stated period that would equate an initial investment in that Fund at the beginning of the period to its ending redeemable value, assuming reinvestment of all dividends and distributions and deduction of all recurring charges. Figures will be given for the recent one, five and ten year periods and for the life of the Fund if it has not been in existence for such periods. When considering "average annual total return" figures for periods longer than one year it is important to note that a Fund's annual total return for any given year might have been greater or less than its average for the entire period. "Cumulative total return" represents the total change in value of an investment in a Fund for a specified period (again reflecting changes in a Fund's share price and assuming reinvestment of Fund distributions).

       The performance of each Fund will vary from time to time in response to fluctuations in market conditions, interest rates, the composition of the Fund's investments and expenses. Consequently, a Fund's performance figures are historical and should not be considered representative of the performance of the Fund for any future period.

       Evergreen Asset is the investment adviser to Evergreen Fund, Evergreen Foundation Fund, Evergreen Growth and Income Fund and Evergreen Global Leaders Fund, which are substantially similar to the Trust's EVERGREEN VA FUND, EVERGREEN VA FOUNDATION FUND, EVERGREEN VA GROWTH AND INCOME FUND and EVERGREEN VA GLOBAL LEADERS FUND, in that each has the same investment objective and each is managed using substantially the same investment strategies and techniques. CMG is the investment adviser to Evergreen Aggressive Growth Fund, which is substantially similar to EVERGREEN VA AGGRESSIVE GROWTH FUND in that it has the same investment objective and is managed using the same investment strategies and techniques. Keystone is the investment adviser to Keystone Strategic Income Fund, which is substantially similar to EVERGREEN VA STRATEGIC INCOME FUND in that it has the same investment objective and is managed using the same investment strategies and techniques. See "Investment Objectives and Policies".

       As of the date of this Prospectus, the EVERGREEN VA GLOBAL LEADERS FUND, EVERGREEN VA STRATEGIC INCOME FUND and EVERGREEN VA AGGRESSIVE GROWTH FUND had not commenced operations, and the EVERGREEN VA FUND, EVERGREEN VA FOUNDATION FUND and EVERGREEN VA GROWTH AND INCOME FUND commenced operations on March 1, 1996. Since the Funds lack any substantial operating history, along with actual Fund performance information, if any, information has been included regarding the historical performance of Evergreen Asset, CMG and Keystone in managing comparable funds. Set forth below is certain performance information regarding the Evergreen Fund, Evergreen Foundation Fund, Evergreen Growth and Income Fund, Evergreen Global Leaders Fund, Evergreen Aggressive Growth Fund and Keystone Strategic Income Fund which has been obtained from Evergreen Asset, CMG and Keystone and is set forth in the current prospectuses and statements of additional information of each fund. Investors should not rely on the following financial information as an indication of the future performance of the Funds.

AVERAGE ANNUAL TOTAL RETURN OF COMPARABLE FUNDS

       The average annual compounded total return for the Class Y shares offered by the Evergreen Fund, Evergreen Foundation Fund, Evergreen Growth and Income Fund, Evergreen Aggressive Growth Fund and Evergreen Global Leaders Fund for the most recently completed one, five and ten year fiscal periods, or the period from inception through each Fund's fiscal year-end, is set forth in the table below:

                                                                      1 Year     5 Years    10 Years
                                                                       Ended      Ended      Ended
Evergreen Fund                                                        9/30/96    9/30/96    9/30/96
                                                                       18.43%     14.20%      11.63%

                                                                    1 Year     5 Years     10 Years
                                                                    Ended       Ended       Ended
Evergreen Growth and Income Fund                                   12/31/96    12/31/96    12/31/96
                                                                     23.82%      16.87%      14.63%

                                                               1 Year     5 Years     From 1/21/90
                                                               Ended       Ended      (inception)
Evergreen Foundation Fund                                     12/31/96    12/31/96    to 12/31/96
                                                                11.53%      14.71%        16.34%

                                                                                     From 11/1/95
                                                                                      (inception)
Evergreen Global Leaders Fund                                                         to 10/31/96
                                                                                         19.57%

                                                                    1 Year     5 Years     10 Years
                                                                     Ended      Ended       Ended
Evergreen Aggressive Growth Fund                                    9/30/96    9/30/96     9/30/96
                                                                     25.34%      18.72%      15.36%

       The average annual compounded total return for Class A shares offered by Keystone Strategic Income Fund for the most recently completed one and five year fiscal periods and the period from inception of investment operations through July 31, 1996 is set forth in the table below.

                                                                  1 Year     5 Years       4/14/87
                                                                   Ended      Ended      (inception)
Keystone Strategic Income Fund                                    7/31/96    7/31/96      to 7/31/96
                                                                    6.84%      12.36%         7.24%

HISTORICAL AVERAGE ANNUAL RETURN

       The total return for the shares offered by EVERGREEN VA FUND, EVERGREEN VA GROWTH AND INCOME FUND and EVERGREEN VA FOUNDATION FUND for the period March 1, 1996 (commencement of operations) through December 31, 1996 is set forth in the following table:

EVERGREEN VA FUND........................................................................................  14.9%
EVERGREEN VA GROWTH AND INCOME FUND......................................................................  19.0%
EVERGREEN VA FOUNDATION FUND.............................................................................  15.3%

(1) Reflects waiver of advisory fees and reimbursement of other expenses. Without such waivers and reimbursements, the average annual total return during this period would have been lower.

       The calculations of total return assume the reinvestment of all dividends and capital gains distributions on the reinvestment dates during the period and the deduction of all recurring expenses that were charged to shareholders accounts. The above tables do not reflect charges and deductions which are, or may be, imposed under the VA or VLI contracts.

GENERAL

Independent Auditors. KPMG Peat Marwick LLP, One Mellon Bank Center, Pittsburgh, Pennsylvania 15219, serves as the independent public accountants of the Trust.

Legal Counsel. Sullivan & Worcester LLP, 1025 Connecticut Avenue, N.W., Washington, D.C. 20036, acts as counsel for the Trust.

Liability Under Massachusetts Law. Under Massachusetts law, Trustees and shareholders of a business trust may, in certain circumstances, be held personally liable for its obligations. The Declaration of Trust under which the Funds operate provide that no Trustee or shareholder will be personally liable for the obligations of the Trust and that every written contract made by the Trust contain a provision to that effect. If any Trustee or shareholder were required to pay any liability of the Trust, that person would be entitled to reimbursement from the general assets of the Trust.

Additional Information. This Prospectus and the Statement of Additional Information, which has been incorporated by reference herein, do not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

  INVESTMENT ADVISERS
  Evergreen Asset Management Corp., 2500 Westchester Avenue, Purchase, New York 10577
    EVERGREEN VA FUND
    EVERGREEN VA GROWTH AND INCOME FUND
    EVERGREEN VA FOUNDATION FUND
    EVERGREEN VA GLOBAL LEADERS FUND

  Capital Management Group of First Union National Bank, 210 South College Street, Charlotte, North Carolina 28288
    EVERGREEN VA AGGRESSIVE GROWTH FUND

  Keystone Investment Management Company, 200 Berkeley Street, Boston, Massachusetts 02116-5034
    EVERGREEN VA STRATEGIC INCOME FUND

  CUSTODIAN & TRANSFER AGENT
  State Street Bank and Trust Company, Box 9021, Boston, Massachusetts
  02205-9827

  LEGAL COUNSEL
  Sullivan & Worcester LLP, 1025 Connecticut Avenue, N.W., Washington, D.C.
  20036

  INDEPENDENT AUDITORS
  KPMG Peat Marwick LLP, One Mellon Bank Center, Pittsburgh, Pennsylvania 15219